SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): July 6, 2004

                         DIAPULSE CORPORATION OF AMERICA
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               (Exact Name of Registrant as Specified in Charter)





          Delaware                        000-03052             13-5671991
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(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                      Identification No.)




                               321 East Shore Road
                           Great Neck, New York 11023
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (516) 466-3030


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

         Diapulse Corporation of America announced today that based on a recent decision the Centers for Medicare and Medicaid Services (CMS) will begin Medicare coverage implementation today for the Diapulse Wound Treatment System.

ITEM 7. EXHIBITS.

         (c) Exhibits
         The following exhibit is filed as part of this Report:

          Exhibit No.            Description
          -----------            ------------
              99                 Press Release dated July 6, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIAPULSE CORPORATION OF AMERICA


                                            By:   /s/ Jesse Ross
                                            ---------------------------
                                            Name:  Jesse Ross
                                            Title: President



Dated:   July 6, 2004